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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

         Pursuant to Section 13 OR 15(d) of the Securities Act of 1934


                                 July 17, 2000
               Date of Report (date of earliest event reported)



                                 BANCTEC, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                        0-9859                75-1559633
(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)



                            2701 E. Grauwyler Road
                              Irving, Texas 75061
         (Address of principal executive offices, including zip code)


                                (972) 579-6000
             (Registrant's telephone number, including area code)
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ITEM 5.   Other Events.


     On July 17, 2000, the Registrant received an extension of a temporary waiver dated July 15, 2000 to the Credit Agreement dated July 22, 1999, among BancTec, Inc., several banks and other financial institutions, ABN AMRO Bank N.V., as Co-Agent, and Chase Bank of Texas, N.A., as administrative agent and syndication agent, collectively called "the Lenders". Under the extension, the Lenders waive (a) any violation of any covenant set forth in Section 7.1(a),
(b), or (c) through August 16, 2000, (the "Extension Date") and (b) any Event of Default which has occurred by virtue of such violation through the Extension Date. Any violation, prior to the Extension Date, of any covenant set forth in
Section 7.1(a), (b), or (c) shall not be deemed an Event of Default.


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SIGNATURE
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BANCTEC, INC.



                                    By:  /s/ Evelyn H. Miller
                                         -------------------------------
                                         Evelyn Henry Miller
                                         Senior Vice President and
                                         Chief Financial Officer

Date:  July 17, 2000

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